UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328

SMA Relationship Trust

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management Americas Inc.
One North Wacker Drive
Chicago, IL 60606-2807
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-713 2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1. Reports to Stockholders.

SMA Relationship Trust Series A Series M Series T Semiannual Report June 30, 2010

Table of contents

SMA Relationship Trust—Series A
Letter to shareholders	1
Performance at a glance	6
Industry diversification	8
Portfolio of investments	10

SMA Relationship Trust—Series M
Letter to shareholders	25
Performance at a glance	30
Summary of municipal securities by state	31
Portfolio of investments	32

SMA Relationship Trust—Series T
Letter to shareholders	38
Performance at a glance	42
Industry diversification	44
Portfolio of investments	46

Explanation of expense disclosure	58

Statement of assets and liabilities	60

Statement of operations	61

Statement of changes in net assets	62

Financial highlights
SMA Relationship Trust—Series A	65
SMA Relationship Trust—Series M	66
SMA Relationship Trust—Series T	68

Notes to financial statements	70

General information	88

Board approval of investment advisory agreements	89

SMA Relationship Trust—Series A

August 16, 2010

Dear shareholder,
We present you with the semiannual report for Series A (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2010.

Performance
Over the six-month period, the Fund declined 5.40%, compared with the 2.96% return of the BofA Merrill Lynch US Treasury 1-5 Year Index, a decline of 9.84% in the MSCI World Free Index (net), and the 0.93% increase in the US Consumer Price Index (CPI). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 6.)
SMA Relationship Trust—Series A

Investment goal:
To maximize total return, consisting of capital appreciation and current income

Portfolio managers:
Curt Custard, Andreas Koester,
Jonathan Davies and Phillip Torres
UBS Global Asset
Management (Americas) Inc.

Commencement:
April 2, 2008

Dividend payments:
Annually

An interview with the Portfolio Managers
Q.	How would you describe the economic environment during the reporting period?
A.	While certain economic data somewhat moderated toward the end of the review period, the economy, overall, continued to expand. After four consecutive quarters of declining gross domestic product (“GDP”) growth, the US economy started to expand in the third quarter of 2009, and has continued to expand thus far into 2010. Economic growth was supported by the federal government’s $787 billion stimulus program, increased consumer spending and improved manufacturing activity, as companies moved to rebuild inventories amid rising demand.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	The Fed remained concerned about continued high unemployment, which was an elevated 9.5% in June 2010, and, as a result, maintained its highly accommodative monetary policy, keeping the fed funds rate

SMA Relationship Trust—Series A

within a range of 0.00% to 0.25%—a historic low.(1) The Fed has now held short-term interest rates steady since December 2008. At its meeting in June 2010, the Fed reasserted the rationale for this policy stating that “it will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Q.	Which positions had a positive impact on performance during the reporting period?
A.	The Fund’s long exposure to investment grade corporate bonds made a positive contribution to performance as US and European investment grade corporate credit remained attractive throughout the review period. While spreads have compressed over the past nine months, we believe that the combination of healthier balance sheets and strong corporate profits will continue to benefit credit. We recently added to our investment grade corporate credit position, as spreads widened substantially amid the recent volatility, which, in our view, made valuations more attractive.

The Fund’s currency strategy was a strong contributor to performance as well. At the end of 2009, we viewed the euro as overvalued relative to the US dollar (USD). As a result, we sold the euro (short) versus the USD (long). This decision was rewarded, as the US economy strengthened and sovereign debt concerns in Greece caused the euro to decline by roughly 20% during the period, relative to the USD.

In addition, we were successful at selling higher-yielding currencies, such as the Australian dollar, from the commodity-producing countries in an effort to capitalize on what our research indicated were overvalued currencies. The Fund is overweight to other European currencies, as well. In particular, we believe the Swedish krona and the Swiss franc are undervalued relative to the euro.

Q.	Which positions hindered performance during the period?
A.	The Fund’s long exposure to risky assets detracted from performance. The Fund maintained long exposure to global equities, given what we believe to be attractive fundamental valuations and our baseline view of a continued economic recovery. While this strategy contributed

(1)	The federal funds rate, or the “fed funds rate,” is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

SMA Relationship Trust—Series A

positively to performance during the first quarter, supported by strong equity markets, the subsequent sharp decline across developed and emerging markets in May and June hindered performance. The share decline in May and June was largely a result of the sovereign debt crisis in Greece and fears of a double-dip recession in the US.

A short position in US Treasury bonds also detracted from performance during the review period. The increase in volatility as a result of sovereign debt concerns, in addition to falling consumer confidence, led many investors to gravitate toward perceived safe havens. The US government bond market had a significant rally and the yield on the 10-year Treasury bond fell significantly, which negatively affected returns.

The Fund’s underweight to global government bonds also hindered returns, driven by the same investor concerns and market volatility in the US as noted above. However, yields on US Treasuries and other sovereigns, such as German bunds, fell significantly in May and June, which led to positive returns during the period (price is inversely related to yield). We maintain our position that sovereign debt is the least attractive asset class from a valuation perspective, and that continued economic growth should put upward pressure on interest rates over the long term. As of the end of the reporting period, we continue to underweight the sector.

Stock selection and sector allocation in US equities negatively affected performance during the period. In particular, the Fund’s overweight to and holdings in the utilities sector detracted as economically sensitive sectors suffered, especially during the second quarter. The Fund was underweight to food and beverage stocks, which performed well as the markets rewarded defensive names during the review period. Underweights to real estate and retail stocks detracted, as well.

Q.	How is the Fund allocated at the end of the reporting period?
A.	Within global equities, the Fund has long positions in the US and the UK, which are undervalued by our estimates. Other long positions include Japan, the Netherlands, Germany, Australia, France, Canada, and Singapore. The Fund is short the EU periphery countries. (EU periphery countries are considered underdeveloped countries and include Ireland, Portugal and Spain), relative to core Europe.

Within fixed income, the Fund is short Japanese 10-year bonds and US two-year and 10-year Treasury bonds. The Fund has long exposure to investment grade credit markets through credit default swaps.

SMA Relationship Trust—Series A

Our currency exposure favors long positions in the US dollar, Swedish krona, Mexican peso, Malaysian ringgit, Taiwan dollar, Korean won and Singapore dollar. Our short positions are in the euro, British pound and the Australian, New Zealand and Canadian dollars.

Q.	What is your outlook for the economy?
A.	Overall, we feel that global equities in both developed and emerging market countries remain attractive, which is supported by our valuation work, combined with our market behavior analysis. While we feel that the economic recovery is intact, we acknowledge that markets will remain volatile over the next 12 months and may be prone to some significant risks such as regulatory regime shifts, sovereign default and policy error.

SMA Relationship Trust—Series A

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver	Curt Custard
President	Portfolio Manager
SMA Relationship Trust—Series A	SMA Relationship Trust—Series A
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.

Andreas J. Koester	Jonathan Davies
Portfolio Manager	Portfolio Manager
SMA Relationship Trust—Series A	SMA Relationship Trust—Series A
Managing Director	Executive Director
UBS Global Asset Management	UBS Global Asset Management

Phillip Torres
Portfolio Manager
SMA Relationship Trust—Series A
Executive Director
UBS Global Asset Management

This letter is intended to assist shareholders in understanding how the Fund performed during the 6 months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series A

Performance at a glance (unaudited)

Average annual total returns for periods ended 06/30/10

			Since
	6 months	1 year	inception(1)

SMA Relationship Trust—Series A	(5.40)%	9.54%	(3.73)%

BofA Merrill Lynch US Treasury 1-5 Year Index(2)	2.96	4.11	3.57

MSCI World Free Index (net)(3)	(9.84)	10.20	(11.27)

US Consumer Price Index (CPI)(4)	0.93	1.05	0.92

(1)	Since inception returns are calculated as of the performance inception date, April 2, 2008, of SMA Relationship Trust—Series A. Inception date of the indices, for the purpose of this illustration, is March 31, 2008, which is the nearest month-end to the inception date of the Fund.

(2)	The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

(3)	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

(4)	The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series A

Top ten equity holdings (unaudited)(1)
As a percentage of net assets
As of June 30, 2010

Regal-Beloit Corp.	0.8%

WMS Industries, Inc.	0.8

Teradata Corp.	0.6

Roche Holding AG	0.5

Atmel Corp.	0.5

Exelon Corp.	0.5

Express Scripts, Inc.	0.5

O’Reilly Automotive, Inc.	0.5

NetApp, Inc.	0.5

Toronto-Dominion Bank	0.4

Total	5.6%

Country exposure, top five (unaudited)(1)
As a percentage of net assets
As of June 30, 2010

United States	26.9%

Japan	2.5

United Kingdom	1.9

France	1.3

Switzerland	1.2

Total	33.8%

(1)	Figures represent the direct investments of the SMA Relationship Trust—Series A. Figures could be different if a breakdown of the underlying investment companies was included.

SMA Relationship Trust—Series A

Industry diversification (unaudited)(1)
As a percentage of net assets
As of June 30, 2010

Common stocks
Aerospace & defense	0.20%

Air freight & logistics	0.27

Airlines	0.06

Auto components	0.10

Automobiles	0.26

Beverages	0.71

Biotechnology	0.72

Capital markets	1.08

Chemicals	1.22

Commercial banks	2.02

Commercial services & supplies	0.56

Communications equipment	0.24

Computers & peripherals	1.96

Construction & engineering	0.30

Construction materials	0.22

Consumer finance	0.12

Containers & packaging	0.21

Distributors	0.22

Diversified consumer services	0.42

Diversified financial services	1.23

Diversified telecommunication services	0.62

Electric utilities	0.96

Electrical equipment	0.79

Electronic equipment, instruments & components	0.51

Energy equipment & services	0.54

Food & staples retailing	0.67

Food products	0.83

Gas utilities	0.04

Health care equipment & supplies	0.85

Health care providers & services	1.25

Health care technology	0.24

Hotels, restaurants & leisure	0.90

Household durables	0.33

Household products	0.32

Independent power producers & energy traders	0.02

Industrial conglomerates	0.65

Insurance	1.16

Internet & catalog retail	0.35

Internet software & services	0.36

SMA Relationship Trust—Series A

Industry diversification (unaudited) (concluded)(1)
As a percentage of net assets
As of June 30, 2010

Common stocks (concluded)
IT services	0.62%

Leisure equipment & products	0.06

Life sciences tools & services	0.24

Machinery	0.91

Marine	0.04

Media	0.97

Metals & mining	0.50

Multiline retail	0.25

Multi-utilities	0.14

Office electronics	0.23

Oil, gas & consumable fuels	2.89

Paper & forest products	0.10

Personal products	0.41

Pharmaceuticals	1.51

Professional services	0.07

Real estate management & development	0.23

Road & rail	0.18

Semiconductors & semiconductor equipment	1.21

Software	2.21

Specialty retail	1.21

Tobacco	0.21

Trading companies & distributors	0.55

Transportation infrastructure	0.36

Wireless telecommunication services	0.72

Total common stocks	39.33

Options purchased	0.03

Rights	0.00 (2)

Investment companies
UBS U.S. Equity Alpha Relationship Fund	23.92

UBS U.S. Large Cap Growth Equity Relationship Fund	19.57

Total investment companies	43.49

Short-term investment	9.81

Total investments	92.66

Cash and other assets, less liabilities	7.34

Net assets	100.00%

(1)	Figures represent the industry breakdown of direct investments of the SMA Relationship Trust—Series A. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.
(2)	Amount represents less than 0.005%.

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2010 (unaudited)

Security description	Shares	Value

Common stocks—39.33%

Australia—0.65%
Brambles Ltd.	8,431	$38,437

Commonwealth Bank of Australia	258	10,457

National Australia Bank Ltd.	1,784	34,460

Qantas Airways Ltd.*	9,292	17,058

QBE Insurance Group Ltd.	4,422	67,295

Westpac Banking Corp.	755	13,333

Woodside Petroleum Ltd.	458	15,975

		197,015

Austria—0.07%
Telekom Austria AG	687	7,636

Vienna Insurance Group	300	12,509

		20,145

Canada—1.09%
Canadian Pacific Railway Ltd.	200	10,720

Cenovus Energy, Inc.	600	15,443

Shoppers Drug Mart Corp.	900	27,832

Sun Life Financial, Inc.	1,400	36,771

Suncor Energy, Inc.	600	17,658

SXC Health Solutions Corp.*	1,000	73,250

TMX Group, Inc.	500	13,052

Toronto-Dominion Bank	2,100	136,074

		330,800

Cayman Islands—0.09%
Seagate Technology*	2,000	26,080

China—0.26%
Cheung Kong Infrastructure Holdings Ltd.	2,000	7,405

CLP Holdings Ltd.	4,500	32,581

Esprit Holdings Ltd.	6,308	34,018

Hang Seng Bank Ltd.	400	5,344

		79,348

Finland—0.13%
Nokia Oyj	859	7,014

Stora Enso Oyj, Class R	1,780	12,733

UPM-Kymmene Oyj	1,371	18,167

		37,914

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2010 (unaudited)

Security description	Shares	Value

Common stocks—(continued)

France—1.28%
AXA SA	375	$5,687

BNP Paribas	1,369	73,097

Carrefour SA	589	23,256

France Telecom SA	3,165	54,615

GDF Suez	1,502	42,496

Lafarge SA	159	8,598

Societe Generale	772	31,404

Thales SA	541	17,390

Total SA	2,992	133,157

		389,700

Germany—1.12%
BASF SE	448	24,441

Daimler AG*	327	16,558

Deutsche Bank AG	129	7,293

E.ON AG	773	20,809

Fresenius Medical Care AG & Co. KGaA ADR	900	48,321

Henkel AG & Co KGaA, Preference shares	2,000	97,296

Metro AG	501	25,471

SAP AG	449	19,944

Siemens AG	607	54,319

ThyssenKrupp AG	434	10,661

Volkswagen AG, Preference shares	173	15,146

		340,259

Ireland—0.35%
Accenture PLC, Class A	800	30,920

Covidien PLC	500	20,090

James Hardie Industries SE CDI*	10,867	56,598

		107,608

Italy—0.35%

ENI SpA	1,986	36,457

Finmeccanica SpA	4,194	43,522

Intesa Sanpaolo SpA	1,439	3,789

UniCredit SpA	5,320	11,809

Unione di Banche Italiane SCPA	1,357	11,676

		107,253

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2010 (unaudited)

Security description	Shares	Value

Common stocks—(continued)

Japan—2.52%
Bank of Yokohama Ltd.	5,000	$22,830

Bridgestone Corp.	800	12,683

Canon, Inc.	1,200	44,740

Central Japan Railway Co.	5	41,177

Daito Trust Construction Co. Ltd.	800	45,225

FamilyMart Co., Ltd.	500	16,479

Funai Electric Co., Ltd.	200	7,181

Honda Motor Co., Ltd.	1,500	43,562

ITOCHU Corp.	4,000	31,188

JFE Holdings, Inc.	800	24,697

JX Holdings, Inc.*	3,000	14,664

Kirin Holdings Co. Ltd.	1,000	12,593

Kobe Steel Ltd.	6,000	11,457

Komatsu Ltd.	1,800	32,526

Kubota Corp.	2,000	15,273

Lawson, Inc.	700	30,594

Leopalace21 Corp.*	1,100	3,443

Marubeni Corp.	4,000	20,490

Mitsubishi UFJ Financial Group, Inc.	4,800	21,759

Mitsui OSK Lines Ltd.	2,000	13,199

Mitsui Sumitomo Insurance Group Holdings, Inc.	900	19,212

Mizuho Securities Co. Ltd.	5,000	11,082

Nintendo Co., Ltd.	200	58,259

Nippon Electric Glass Co., Ltd.	2,000	22,760

NKSJ Holdings, Inc.*	2,000	11,860

NTT DoCoMo, Inc.	12	18,147

Ono Pharmaceutical Co. Ltd.	700	28,432

Panasonic Corp.	1,000	12,487

Ricoh Co., Ltd.	2,000	25,419

Sankyo Co., Ltd.	400	18,066

Secom Co., Ltd.	200	8,880

Sumitomo Corp.	2,300	22,908

Sumitomo Metal Industries Ltd.	11,000	24,811

Sumitomo Trust & Banking Co., Ltd.	2,000	10,174

Toyota Motor Corp.	200	6,878

		765,135

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2010 (unaudited)

Security description	Shares	Value

Common stocks—(continued)

Luxembourg—0.11%
ArcelorMittal	1,266	$33,671

Netherlands—0.50%
Akzo Nobel NV	268	13,863

ASML Holding NV	784	21,530

ASML Holding NV, Class G	1,300	35,711

Koninklijke Philips Electronics NV	722	21,521

Reed Elsevier NV	1,228	13,547

Royal Dutch Shell PLC, Class B	1,901	46,025

		152,197

Norway—0.29%
Norsk Hydro ASA	3,600	16,199

Petroleum Geo-Services ASA*	2,600	21,702

Storebrand ASA*	1,800	9,263

Telenor ASA	3,300	41,443

		88,607

Portugal—0.04%
Portugal Telecom SGPS SA	1,160	11,498

Singapore—0.24%
CapitaLand Ltd.	8,000	20,398

DBS Group Holdings Ltd.	2,000	19,393

Oversea-Chinese Banking Corp. Ltd.	3,000	18,871

United Overseas Bank Ltd.	1,000	13,892

		72,554

Spain—0.30%
Acciona SA	83	6,304

Banco Santander SA	5,682	59,706

Enagas	708	10,640

Indra Sistemas SA	800	12,824

		89,474

Switzerland—1.21%
Adecco SA	416	19,628

Aryzta AG	1,065	40,867

Credit Suisse Group AG	954	35,855

Nestle SA	1,379	66,537

Novartis AG	333	16,156

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2010 (unaudited)

Security description	Shares	Value

Common stocks—(continued)

Switzerland—(concluded)
Roche Holding AG	1,208	$165,887

Zurich Financial Services AG	99	21,732

		366,662

United Kingdom—1.87%
Associated British Foods PLC	3,575	51,385

Barclays PLC	12,394	49,136

BP PLC	17,611	84,581

British Sky Broadcasting Group PLC	8,465	88,291

Diageo PLC	1,399	21,921

Ensco International PLC ADR	1,100	43,208

Home Retail Group PLC	3,109	9,833

Imperial Tobacco Group PLC	685	19,099

Prudential PLC	5,826	43,666

Rio Tinto PLC	682	29,844

Scottish & Southern Energy PLC	1,554	25,762

Tullow Oil PLC	3,044	45,342

Vodafone Group PLC	22,900	47,454

Wolseley PLC*	486	9,502

		569,024

United States—26.86%
ACE Ltd.	1,000	51,480

Aegean Marine Petroleum Network, Inc.	5,400	107,892

Aflac, Inc.	1,100	46,937

Air Products & Chemicals, Inc.	200	12,962

Allergan, Inc.	1,900	110,694

Amazon.com, Inc.*	400	43,704

American Electric Power Co., Inc.	1,000	32,300

American Tower Corp., Class A*	1,200	53,400

Amgen, Inc.*	1,300	68,380

Amphenol Corp., Class A	3,200	125,696

Apollo Group, Inc., Class A*	300	12,741

Apple, Inc.*	400	100,612

Applied Materials, Inc.	1,300	15,626

Arch Coal, Inc.	400	7,924

Artio Global Investors, Inc.	3,300	51,942

AT&T, Inc.	2,900	70,151

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2010 (unaudited)

Security description	Shares	Value

Common stocks—(continued)

United States—(continued)
Atheros Communications, Inc.*	2,100	$57,834

Atmel Corp.*	33,800	162,240

Autodesk, Inc.*	1,600	38,976

Avon Products, Inc.	4,700	124,550

Baker Hughes, Inc.	980	40,739

Bank of America Corp.	3,400	48,858

Bank of New York Mellon Corp.	2,400	59,256

Becton Dickinson and Co.	200	13,524

BioMarin Pharmaceutical, Inc.*	1,100	20,856

BorgWarner, Inc.*	500	18,670

Broadcom Corp., Class A	500	16,485

Brocade Communications Systems, Inc.*	7,600	39,216

Bucyrus International, Inc.	1,800	85,410

C.R. Bard, Inc.	1,500	116,295

Carnival Corp.	1,200	36,288

Central European Distribution Corp.*	3,200	68,416

CME Group, Inc.	100	28,155

Cognizant Technology Solutions Corp., Class A*	1,900	95,114

Comcast Corp., Class A	4,200	72,954

Concur Technologies, Inc.*	2,600	110,968

Constellation Brands, Inc., Class A*	4,400	68,728

Continental Resources, Inc.*	2,600	116,012

DaVita, Inc.*	1,800	112,392

Dell, Inc.*	3,400	41,004

Dick’s Sporting Goods, Inc.*	2,700	67,203

Discover Financial Services	2,500	34,950

Dolby Laboratories, Inc., Class A*	100	6,269

Dollar General Corp.*	1,300	35,815

Dynegy, Inc., Class A*	1,780	6,853

Ecolab, Inc.	1,400	62,874

EnergySolutions, Inc.	8,300	42,247

EOG Resources, Inc.	300	29,511

Exelon Corp.	4,200	159,474

Express Scripts, Inc.*	3,200	150,464

Exxon Mobil Corp.	600	34,242

FedEx Corp.	1,000	70,110

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2010 (unaudited)

Security description	Shares	Value

Common stocks—(continued)

United States—(continued)
Fidelity National Information Services, Inc.	1,500	$40,230

FirstEnergy Corp.	100	3,523

Flowers Foods, Inc.	1,600	39,088

Fortune Brands, Inc.	1,000	39,180

General Electric Co.	8,400	121,128

Genzyme Corp.*	900	45,693

H&R Block, Inc.	2,700	42,363

Henry Schein, Inc.*	900	49,410

Hewlett-Packard Co.	2,000	86,560

Home Depot, Inc.	500	14,035

Illinois Tool Works, Inc.	2,800	115,584

Immucor, Inc.*	1,900	36,195

Intel Corp.	1,000	19,450

IntercontinentalExchange, Inc.*	900	101,727

International Business Machines Corp.	100	12,348

Interpublic Group of Cos., Inc.*	2,300	16,399

Johnson & Johnson	600	35,436

JPMorgan Chase & Co.	3,500	128,135

Kroger Co.	1,700	33,473

LKQ Corp.*	3,400	65,552

Marvell Technology Group Ltd.*	600	9,456

Medco Health Solutions, Inc.*	300	16,524

Medtronic, Inc.	2,100	76,167

Merck & Co., Inc.	1,500	52,455

Microsoft Corp.	3,600	82,836

Monsanto Co.	1,300	60,086

Monster Worldwide, Inc.*	9,400	109,510

Morgan Stanley	1,300	30,173

MSC Industrial Direct Co., Class A	1,600	81,056

MSCI, Inc., Class A*	2,000	54,800

National Oilwell Varco, Inc.	800	26,456

NetApp, Inc.*	3,800	141,778

NetFlix, Inc.*	500	54,325

Newfield Exploration Co.*	2,300	112,378

News Corp., Class A	1,100	13,156

Noble Corp.*	1,100	34,001

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2010 (unaudited)

Security description	Shares	Value

Common stocks—(continued)

United States—(continued)
Omnicom Group, Inc.	1,400	$48,020

O’Reilly Automotive, Inc.*	3,000	142,680

PACCAR, Inc.	700	27,909

PepsiCo, Inc.	700	42,665

Pfizer, Inc.	3,600	51,336

Philip Morris International, Inc.	1,000	45,840

Praxair, Inc.	800	60,792

Principal Financial Group, Inc.	1,200	28,128

Pulte Homes, Inc.*	2,700	22,356

QUALCOMM, Inc.	700	22,988

Quanta Services, Inc.*	4,400	90,860

Regal-Beloit Corp.	4,300	239,854

Rock-Tenn Co., Class A	1,300	64,571

Salesforce.com, Inc.*	1,200	102,984

SBA Communications Corp., Class A*	2,300	78,223

Scotts Miracle-Gro Co., Class A	3,000	133,230

SolarWinds, Inc.*	5,000	80,200

Solera Holdings, Inc.	3,500	126,700

Southwestern Energy Co.*	2,300	88,872

Sprint Nextel Corp.*	4,000	16,960

State Street Corp.	300	10,146

Strayer Education, Inc.	350	72,761

Sunoco, Inc.	900	31,293

Symantec Corp.*	3,500	48,580

Talecris Biotherapeutics Holdings Corp.*	3,900	82,290

Target Corp.	800	39,336

TD Ameritrade Holding Corp.*	8,000	122,400

Teradata Corp.*	6,400	195,072

Tetra Tech, Inc.*	4,000	78,440

Texas Instruments, Inc.	800	18,624

Thermo Fisher Scientific, Inc.*	1,500	73,575

Time Warner, Inc.	466	13,472

TreeHouse Foods, Inc.*	1,200	54,792

Tupperware Brands Corp.	500	19,925

Ultra Petroleum Corp.*	1,100	48,675

United Parcel Service, Inc., Class B	200	11,378

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2010 (unaudited)

Security description	Shares	Value

Common stocks—(concluded)

United States—(concluded)
UnitedHealth Group, Inc.	100	$2,840

Urban Outfitters, Inc.*	3,200	110,048

Viacom, Inc., Class B	1,100	34,507

Wal-Mart Stores, Inc.	1,000	48,070

Wells Fargo & Co.	2,600	66,560

WMS Industries, Inc.*	6,000	235,500

Xilinx, Inc.	600	15,156

		8,154,667

Total common stocks (cost—$12,977,800)		11,939,611

	Number of
	contracts

Options purchased—0.03%

Call options—0.03%
S&P 500 Index, strike @ $1,200, expires September 2010* (cost—$49,133)	32	8,160

	Number of
	rights

Rights—0.00%(1)

Norway—0.00%(1)
Norsk Hydro ASA, expires 7/9/2010* (cost—$0)	1,095	565

	Shares

Investment companies—43.49%

UBS U.S. Equity Alpha Relationship Fund*(2)	787,891	7,262,153

UBS U.S. Large Cap Growth Equity Relationship Fund*(2)	566,801	5,941,949

Total investment companies (cost—$15,085,075)		13,204,102

Short-term investment—9.81%

Investment company—9.81%
JPMorgan Liquid Assets Money Market Fund, 0.010%(3)
(cost—$2,979,487)	2,979,487	2,979,487

Total investments—92.66% (cost—$31,091,495)		28,131,925

Cash and other assets, less liabilities—7.34%		2,228,849

Net assets—100.00%		$30,360,774

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2010 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,306,224

Gross unrealized depreciation	(4,265,794)

Net unrealized depreciation of investments	$(2,959,570)

*	Non-income producing security.
(1)	Amount represents less than 0.005%.
(2)	Investment in affiliated investment company. See Notes to financial statements for additional information.
(3)	The rate shown reflects the yield at June 30, 2010.
ADR	American depositary receipt
CDI	Chess depositary interest
Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2010 (unaudited)

Forward foreign currency contracts
SMA Relationship Trust—Series A had the following open forward foreign currency contracts as of June 30, 2010:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		date	(depreciation)

Australian Dollar	1,505,000	USD	1,285,142	09/03/10	$27,820

Canadian Dollar	790,000	USD	767,885	09/03/10	26,080

Euro	555,000	CHF	762,234	09/03/10	29,090

Euro	2,990,000	USD	3,674,650	09/03/10	17,342

Great Britain Pound	390,000	CHF	642,240	09/03/10	13,807

Great Britain Pound	1,155,000	USD	1,708,384	09/03/10	(17,302)

Japanese Yen	37,600,000	USD	412,480	09/03/10	(13,237)

New Zealand Dollar	3,740,000	USD	2,587,818	09/03/10	34,408

Swiss Franc	420,000	USD	371,772	09/03/10	(18,320)

United States Dollar	544,760	KRW	670,000,000	09/03/10	2,351

United States Dollar	1,062,361	MXN	13,540,000	09/03/10	(22,461)

United States Dollar	661,436	MYR	2,192,000	09/03/10	13,655

United States Dollar	2,135,058	SEK	16,670,000	09/03/10	2,815

United States Dollar	494,813	SGD	690,000	09/03/10	(1,597)

United States Dollar	877,276	TWD	27,900,000	09/03/10	(5,672)

Net unrealized appreciation on forward foreign currency contracts					$88,779

Currency type abbreviations:
CHF	Swiss Franc
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	United States Dollar

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2010 (unaudited)

Futures contracts
SMA Relationship Trust—Series A had the following open futures contracts as of June 30, 2010:

				Unrealized
	Expiration	Cost/		appreciation/
	dates	(proceeds)	Value	(depreciation)

US Treasury futures sell contracts:
2 Year US Treasury Notes,
14 contracts (USD)	September 2010	$(3,049,573)	$(3,063,594)	$(14,021)

10 Year US Treasury Notes,
16 contracts (USD)	September 2010	(1,923,850)	(1,960,750)	(36,900)

Index futures buy contracts:
Amsterdam Exchange Index,
13 contracts (EUR)	July 2010	1,064,837	988,050	(76,787)

CAC 40 Euro Index,
13 contracts (EUR)	July 2010	582,436	537,021	(45,415)

DAX Index,
9 contracts (EUR)	September 2010	1,697,354	1,620,677	(76,677)

FTSE 100 Index,
18 contracts (GBP)	September 2010	1,397,204	1,293,196	(104,008)

Hang Seng Stock Index,
1 contract (HKD)	July 2010	133,611	126,502	(7,109)

NIKKEI 225 Index,
5 contracts (JPY)	September 2010	535,044	522,882	(12,162)

OMX Stockholm 30 Index,
12 contracts (SEK)	July 2010	159,865	152,662	(7,203)

SPI 200 Index,
2 contracts (AUD)	September 2010	189,502	176,725	(12,777)

Index futures sell contracts:
Dow Jones EURO STOXX 50 Index,
31 contracts (EUR)	September 2010	(1,021,917)	(961,083)	60,834

FTSE/MIB Index,
3 contracts (EUR)	September 2010	(374,303)	(346,844)	27,459

IBEX 35 Index,
10 contracts (EUR)	July 2010	(1,173,662)	(1,097,928)	75,734

S&P 500 Index,
176 contracts (USD)	September 2010	(9,499,512)	(9,034,080)	465,432

S&P MidCap 400 Index,
71 contracts (USD)	September 2010	(5,288,577)	(5,041,000)	247,577

S&P Toronto Stock Exchange 60 Index,
1 contract (CAD)	September 2010	(127,802)	(123,846)	3,956

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2010 (unaudited)

Futures contracts (concluded)

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

Interest rate futures sell contracts:
10 Year Japanese Government Bonds,
65 contracts (JPY)	September 2010	$(10,338,133)	$(10,411,469)	$(73,336)

Net unrealized appreciation on futures contracts				$414,597

Currency type abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar
CAD	Canadian Dollar	JPY	Japanese Yen
EUR	Euro	SEK	Swedish Krona
GBP	Great Britain Pound	USD	United States Dollar

Swap agreements
SMA Relationship Trust—Series A had outstanding credit default swap agreements with the following terms as of June 30, 2010:

Credit default swaps on credit indices—sell protection(1)

Counterparty—Barclays Bank PLC:

			Payments	Payments	Upfront
			made	received	payments		Unrealized
Notional		Termination	by the	by the	(made)/		appreciation	Credit
amount		dates	Fund	Fund(2)	received	Value	(depreciation)	spread(3)

EUR	500,000	12/20/14	—(4)	1.0000%	$(9,935)	$(6,790)	$(16,725)	1.2711%

USD	1,000,000	12/20/14	—(5)	1.0000	(8,880)	(5,511)	(14,391)	1.1361

					$(18,815)	$(12,301)	$(31,116)

Counterparty—Deutsche Bank AG:

			Payments	Payments	Upfront
			made	received	payments		Unrealized
Notional		Termination	by the	by the	(made)/		appreciation	Credit
amount		dates	Fund	Fund(2)	received	Value	(depreciation)	spread(3)

EUR	300,000	06/20/14	—6)	1.8500%	$(6,599)	$8,094	$1,495	1.2756%

EUR	300,000	06/20/14	—(6)	1.8500	(13,774)	8,093	(5,681)	1.2756

EUR	900,000	06/20/14	—(6)	1.8500	(37,335)	24,280	(13,055)	1.2756

EUR	1,750,000	06/20/15	—(7)	1.0000	(6,873)	(31,275)	(38,148)	1.3236

USD	250,000	06/20/14	—(8)	1.0000	814	(716)	98	1.0825

USD	600,000	06/20/13	—(9)	1.5500	—	2,920	2,920	1.3891

USD	1,500,000	06/20/14	—(8)	1.0000	19,701	(4,297)	15,404	1.0825

USD	2,000,000	06/20/13	—(9)	1.5500	—	9,732	9,732	1.3891

					$(44,066)	$16,831	$(27,235)

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2010 (unaudited)

Swap agreements (concluded)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Payments received are based on the notional amount.
(3)	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
(4)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Series 12 Index.
(5)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 13 Index.
(6)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Series 11 Index.
(7)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Series 13 Index.
(8)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 12 Index.
(9)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 10 Index.

Currency type abbreviations:
EUR	Euro
USD	United States Dollar

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2010 (unaudited)

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments:

Measurements at 06/30/10

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$8,689,797	$3,249,814	$—	$11,939,611

Options purchased	8,160	—	—	8,160

Rights	—	565	—	565

Investment companies	—	13,204,102	—	13,204,102

Short-term investment	—	2,979,487	—	2,979,487

Other financial instruments(1)	414,597	93,309	—	507,906

Total	$9,112,554	$19,527,277	$—	$28,639,831

(1)	Other financial instruments include futures contracts, swap agreements and forward foreign currency contracts.

See accompanying notes to financial statements

SMA Relationship Trust—Series M

August 16, 2010

Dear shareholder,
We present you with the semiannual report for Series M (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2010.

Performance
Over the six-month period, the Fund returned 2.03%, compared with the 3.31% return of its benchmark, the Barclays Capital Municipal Bond Index (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 30.)
SMA Relationship Trust—Series M
Investment goal:
Total return consisting of
capital appreciation and
current income exempt
from federal income tax

Portfolio managers:
Portfolio Management
Team, including
Elbridge T. Gerry
UBS Global Asset
Management (Americas) Inc.

Commencement:
October 8, 2003

Dividend payments:
Monthly

An interview with Lead Portfolio Manager Elbridge T. Gerry
Q.	How would you describe the economic environment during the reporting period?
A.	While certain economic data somewhat moderated toward the end of the review period, the economy, overall, continued to expand. After four consecutive quarters of declining gross domestic product (“GDP”) growth, the US economy started to expand in the third quarter of 2009, and has continued to expand thus far into 2010. Economic growth was supported by the federal government’s $787 billion stimulus program, increased consumer spending and improved manufacturing activity, as companies moved to rebuild inventories amid rising demand.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	The Fed remained concerned about continued high unemployment, which was at 9.5% in June 2010. As a result, the Fed maintained its highly accommodative monetary policy, keeping the fed funds rate

SMA Relationship Trust—Series M

within a range of 0.00% to 0.25%—a historic low.(1) The Fed has now held short-term interest rates steady since December 2008. At its meeting in June 2010, the Fed reasserted the rationale for this policy stating that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Q.	How did the overall US bond and municipal markets perform during the reporting period?
A.	During the first half of the review period, investor risk appetite was high, given signs that the economy was strengthening, inflation was benign and the Fed repeatedly expressed its intentions of keeping short-term interest rates low. Against this backdrop, investors were drawn to the attractive valuations and incremental potential yields available from the spread sectors (non-Treasuries). During this time, virtually every spread sector outperformed equal duration Treasuries.

However, during the second half of the review period, investors experienced increased risk aversion, triggered by a number of factors, including the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reform legislation and weaker-than-expected economic data. During this time, investors flocked to the safety of US Treasuries and pared their exposure to the spread sectors.

The municipal bond market generated a positive return but lagged its taxable bond counterparts during the review period due, in large part, to this flight to quality toward the end of the review period.

Q.	How did you manage the Fund over the reporting period?
A.	We continued to adhere to our investment discipline, including conducting extensive analysis of the credit quality of the underlying issuers of securities, regardless of the existence of insurance enhancement.

(1)	The federal funds rate, or “fed funds rate,” is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

SMA Relationship Trust—Series M

Throughout the review period, we maintained a defensive position based on data that revealed pockets of weakness in the US economy, including elevated unemployment. In addition, state and local municipalities continued to face budgetary challenges given the lengthy economic downturn. Our duration for the Fund, which was shorter than that of its benchmark, detracted from performance as municipal yields declined during the period. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

The Fund also held an overweight to higher-quality A-rated securities and an underweight to lower-rated BBB municipal securities.(2)This was also a negative for the Fund’s relative performance, as lower-quality securities generated superior results as investors searched for higher yields, in the low interest rate environment. During the reporting period, A-rated securities gained 2.32%, whereas BBB-rated issues returned 5.28%.(3)

The Fund’s yield curve positioning produced mixed results. The Fund’s overweight to the 20-year portion of the yield curve, as well as its underweight to the front end (maturities of less than five years) of the curve was beneficial for results. However, this was more than offset by the Fund’s underweight to securities with maturities of 22+ years, as it was the best-performing portion of the yield curve during the reporting period. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

Q.	How did sector positioning impact the Fund’s performance?
A.	The Fund had an overweight to the tobacco sector and it detracted from results, since it performed poorly as taxes on tobacco products increased and consumption declined. Elsewhere, having underweight positions in the hospital and housing sectors negatively impacted the Fund’s results, given their solid performance during the reporting period. In contrast, having an overweight exposure to the water/sewer sector was a modest contributor to performance.

(2)	Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
(3)	Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.

SMA Relationship Trust—Series M

Q.	What is your outlook for the economy and the municipal bond market?
A.	While we do not believe that the US economy will experience a double-dip recession, we expect to see more modest economic growth during the second half of 2010. More muted growth will likely be driven by continued high unemployment, relatively modest consumer spending and ongoing weakness in the housing market.

In terms of the municipal bond market, we believe the steady issuance of taxable Build America Bonds (BABs) will continue to decrease the supply of tax-exempt bonds. In addition, we believe that tax rates may increase. The combination of less supply and more demand should be supportive for tax-exempt securities. At the same time, municipal issuers continue to face strong headwinds, as tax revenues moderate and budget deficits grow. We expect both state and local governments to cut spending and services to meet their budgetary goals. We believe these budget issues not only create headline risk for municipal issuers, but also may lead to some downgrades and a few isolated defaults. These concerns emphasize the importance of rigorous analysis of the underlying issuers. Notwithstanding this potential market impact, we believe our team’s long-term value-oriented and research-driven approach may help investors reach their long-term investment goals, while minimizing risk.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver
President
SMA Relationship Trust—Series M
Managing Director
UBS Global Asset Management (Americas) Inc.

Elbridge T. Gerry
Portfolio Manager
SMA Relationship Trust—Series M
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 06/30/10

				Since
	6 months	1 year	5 years	inception(1)

SMA Relationship Trust—Series M	2.03%	7.23%	3.85%	4.12%

Barclays Capital Municipal Bond Index(2)	3.31	9.61	4.40	4.72

(1)	Since inception returns are calculated as of the performance inception date, October 8, 2003, of SMA Relationship Trust—Series M.

(2)	The Barclays Capital Municipal Bond Index is an unmanaged, unleveraged index designed to measure of the total return for municipal bonds issued across the United States. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Summary of municipal securities by state (unaudited)
As a percentage of net assets
As of June 30, 2010

Long-term municipal bonds:
Alabama	2.14%

Arizona	1.69

California	10.33

Colorado	0.20

Connecticut	1.65

Georgia	2.83

Hawaii	2.24

Illinois	12.52

Indiana	1.00

Louisiana	2.65

Maryland	1.45

Massachusetts	9.46

Michigan	3.30

New York	7.82

North Carolina	6.42

Ohio	4.85

Oregon	1.76

Pennsylvania	3.70

Tennessee	1.47

Texas	10.58

Utah	1.04

Washington	7.44

Wisconsin	2.08

Total long-term municipal bonds	98.62

Total short-term investment	0.19

Total investments	98.81

Cash and other assets, less liabilities	1.19

Net assets	100.00%

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2010 (unaudited)

	Face
Security description	amount	Value

Long-term municipal bonds—98.62%

Alabama—2.14%
Alabama Public School & College Authority
Revenue Bonds, Series B,
5.000%, due 05/01/14	$4,000,000	$4,504,000

Arizona—1.69%
Salt River Project Agricultural Improvement &
Power District Revenue Bonds, Series A,
5.125%, due 01/01/27	3,465,000	3,563,198

California—10.33%
Bay Area Toll Authority Revenue Bonds, Series F-1,
5.250%, due 04/01/29	2,000,000	2,147,800

California State Department of Water Resources
Revenue Bonds,
Series L, 5.000%, due 05/01/15	5,000,000	5,661,150

Series AE, 5.000%, due 12/01/28	2,000,000	2,137,340

State of California General Obligation Bonds,
5.000%, due 03/01/16	4,430,000	4,906,845

5.000%, due 04/01/16	6,210,000	6,881,550

		21,734,685

Colorado—0.20%
Colorado Health Facilities Authority Revenue Bonds, Series E,
5.125%, due 11/15/16(1)	360,000	426,373

Connecticut—1.65%
State of Connecticut General Obligation Bonds, Series C,
5.000%, due 11/01/11	3,280,000	3,476,866

Georgia—2.83%
State of Georgia General Obligation Bonds, Series E,
5.000%, due 08/01/17(1)	5,000,000	5,961,600

Hawaii—2.24%
Hawaii State General Obligation Bonds, Series DK,
5.000%, due 05/01/28	4,380,000	4,714,632

Illinois—12.52%
Chicago Metropolitan Water Reclamation District-Greater
Chicago General Obligation Bonds,
5.000%, due 12/01/18	5,600,000	6,372,408

Chicago O’Hare International Airport Revenue Bonds,
Series B, MBIA,
5.250%, due 01/01/18	8,000,000	8,772,960

32

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2010 (unaudited)

	Face
Security description	amount	Value

Long-term municipal bonds—(continued)

Illinois—(concluded)
State of Illinois General Obligation Bonds,
5.000%, due 09/01/13	$2,875,000	$3,115,465

5.000%, due 01/01/16	7,430,000	8,084,286

		26,345,119

Indiana—1.00%
Indiana Health & Educational Facilities Financing Authority
Hospital Revenue Bonds, Series B,
5.000%, due 02/15/17	2,000,000	2,106,980

Louisiana—2.65%
City of New Orleans LA General Obligation Bonds,
AGC-ICC FGIC,
5.500%, due 12/01/21	3,010,000	3,342,093

State of Louisiana General Obligation Bonds, Series A,
5.000%, due 05/01/22	2,000,000	2,228,320

		5,570,413

Maryland—1.45%
State of Maryland General Obligation Bonds, Series C,
5.000%, due 11/01/16	2,575,000	3,039,736

Massachusetts—9.46%
Massachusetts Health & Educational Facilities Authority
Revenue Bonds,
0.150%, due 12/01/37(2)	1,000,000	1,000,000

Harvard University, Series A,
5.000%, due 12/15/31	5,000,000	5,460,450

5.500%, due 11/15/36	5,500,000	6,151,970

Massachusetts State Department of Transportation
Revenue Bonds, Series B,
5.000%, due 01/01/14	4,000,000	4,421,160

Massachusetts State Water Pollution Abatement
Revenue Bonds, Series A,
5.250%, due 08/01/19	2,395,000	2,861,115

		19,894,695

Michigan—3.30%
Michigan Municipal Bond Authority Revenue Bonds, FSA,
5.000%, due 06/01/15	6,290,000	6,941,455

33

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2010 (unaudited)

	Face
Security description	amount	Value

Long-term municipal bonds—(continued)

New York—7.82%
City of New York NY General Obligation Bonds,
Series C, 5.000%, due 08/01/15	$2,630,000	$3,009,430

Series E, 5.000%, due 08/01/15	2,000,000	2,288,540

New York City Municipal Water Finance Authority
Revenue Bonds,
Series BB, 5.000%, due 06/15/27	3,000,000	3,254,520

Series GG-1,
5.250%, due 06/15/32	2,500,000	2,700,075

Triborough Bridge & Tunnel Authority Revenue Bonds, AMBAC,
5.125%, due 11/15/26	5,000,000	5,211,000

		16,463,565

North Carolina—6.42%
North Carolina Eastern Municipal Power Agency
Power Systems Revenue Bonds,
Series A, AMBAC, 5.000%, due 01/01/16	5,800,000	6,393,688

Series A, 6.400%, due 01/01/21(1)	1,000,000	1,224,770

State of North Carolina General Obligation Bonds, Series A,
5.000%, due 03/01/17	5,000,000	5,880,500

		13,498,958

Ohio—4.85%
Buckeye Tobacco Settlement Financing Authority
Revenue Bonds, Series A-2,
5.125%, due 06/01/24	11,760,000	9,910,858

County of Cuyahoga Revenue Bonds, Series B-1,
0.130%, due 01/01/39(2)	300,000	300,000

		10,210,858

Oregon—1.76%
Portland Community College District General Obligation Bonds,
5.000%, due 06/15/25	3,340,000	3,711,508

Pennsylvania—3.70%
City of Philadelphia Revenue Bonds, Series A,
5.000%, due 06/15/14	2,500,000	2,782,325

Commonwealth of Pennsylvania General Obligation Bonds,
5.000%, due 07/01/19	4,250,000	4,993,197

		7,775,522

Tennessee—1.47%
State of Tennessee General Obligation Bonds, Series C,
5.000%, due 05/01/27	2,795,000	3,082,047

34

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2010 (unaudited)

	Face
Security description	amount	Value

Long-term municipal bonds—(concluded)

Texas—10.58%
City of Brownsville General Obligation Bonds, AMBAC,
0.514%, due 02/15/11(3)	$640,000	$623,322

North East Independent School District General
Obligation Bonds, Series A, PSF-GTD,
5.000%, due 08/01/27	5,000,000	5,405,000

San Antonio Electric & Gas Revenue Bonds,
5.000%, due 02/01/19	2,875,000	3,143,266

Texas State Transportation Commission Revenue Bonds,
Series A,
5.000%, due 04/01/20	7,105,000	7,876,106

Texas Water Development Board Revenue Bonds,
Series A,
0.150%, due 07/15/19(2)	300,000	300,000

University of Texas Revenue Bonds,
Series B,
5.000%, due 08/15/31	4,695,000	4,908,669

		22,256,363

Utah—1.04%
Utah Transit Authority Revenue Bonds, Series A,
5.000%, due 06/15/27	2,000,000	2,183,920

Washington—7.44%
King County School District No.403 General Obligation Bonds,
SCH BD GTY,
5.000%, due 12/01/27	6,620,000	7,143,046

State of Washington General Obligation Bonds,
Series A, FGIC, 5.000%, due 07/01/26	3,055,000	3,239,583

Series B, AGM, 5.000%, due 07/01/29	5,000,000	5,277,650

		15,660,279

Wisconsin—2.08%
State of Wisconsin Revenue Bonds,
Series A, State Appropriation,
5.750%, due 05/01/29	2,000,000	2,203,460

5.750%, due 05/01/33	2,000,000	2,171,360

		4,374,820

Total long-term municipal bonds (cost—$204,087,789)		207,497,592

35

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2010 (unaudited)

Security description	Shares	Value

Short-term investment—0.19%

Investment company—0.19%
JPMorgan Tax Free Money Market Fund,
0.050%(4) (cost—$407,603)	407,603	$407,603

Total investments—98.81% (cost—$204,495,392)		207,905,195

Cash and other assets, less liabilities—1.19%		2,511,692

Net assets—100.00%		$210,416,887

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$ 5,077,018

Gross unrealized depreciation	(1,667,215)

Net unrealized appreciation of investments	$ 3,409,803

(1)	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.
(2)	Floating rate security—The interest rates shown are the current rates as of June 30, 2010.
(3)	Rate shown reflects annualized yield at June 30, 2010 on zero coupon bond.
(4)	The rate shown reflects the yield at June 30, 2010.

AGC-ICC FGIC	Agency Insured Custody Certificate Financial Guaranty Insurance Co.
AGM	Assured Guaranty Municipal
AMBAC	American Municipal Bond Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance
MBIA	MBIA Insurance Corp.
PSF-GTD	Permanent School Fund Guaranteed
SCH BD GTY	School Bond Guarantee

36

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2010 (unaudited)

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments:

Measurements at 06/30/10

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Municipal bonds	$—	$207,497,592	$—	$207,497,592

Short-term investment	—	407,603	—	407,603

Total	$—	$207,905,195	$—	$207,905,195

See accompanying notes to financial statements

37

SMA Relationship Trust—Series T

August 16, 2010

Dear shareholder,
We present you with the semiannual report for Series T (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2010.

Performance
Over the six-month period, the Fund returned 6.34%. During the same period, its benchmarks, the Barclays Capital US Credit Index and the Barclays Capital MBS Fixed Rate Index, returned 5.62% and 4.46%, respectively. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 42.)

Sector positioning and security selection of securitized products were the leading contributors to results and helped the Fund to outperform its benchmarks during the review period. In addition, as we discussed in the Fund’s annual report for the period ending December 31, 2009, our efforts to reposition the Fund to take advantage of what we believed were compelling opportunities, continued to help performance.
SMA Relationship Trust—Series T
Investment goal:
Maximum total return, consisting of income and capital appreciation

Portfolio manager:
Michael Dow UBS Global Asset Management (Americas) Inc.

Commencement:
October 9, 2003

Dividend payments:
Monthly

An interview with Portfolio Manager Michael Dow
Q.	How would you describe the economic environment during the reporting period?
A.	While certain economic data somewhat moderated toward the end of the review period, the economy, overall, continued to expand. After four consecutive quarters of declining gross domestic product (“GDP”) growth, the US economy started to expand in the third quarter of 2009, and has continued to expand thus far into 2010. Economic growth was supported by the federal government’s $787 billion stimulus program, increased consumer spending and improved manufacturing activity, as companies moved to rebuild inventories amid rising demand.

38

SMA Relationship Trust—Series T

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	The Fed remained concerned about continued high unemployment, which was at 9.5% in June 2010. As a result, the Fed maintained its highly accommodative monetary policy, keeping the fed funds rate within a range of 0.00% to 0.25%—a historic low.(1) The Fed has now held short-term interest rates steady since December 2008. At its meeting in June 2010, the Fed reasserted the rationale for this policy stating that “it will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Q.	How did the overall US bond market perform during the reporting period?
A.	During the first half of the review period, investor risk appetite was high, given signs that the economy was strengthening, inflation was benign and the Fed repeatedly expressed its intentions of keeping short-term interest rates low. Against this backdrop, investors were drawn to the attractive valuations and incremental potential yields available from the spread sectors (non-Treasuries). During this time, virtually every spread sector outperformed equal duration Treasuries.

However, during the second half of the review period, investors experienced increased risk aversion, triggered by a number of factors, including the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reform legislation and weaker-than-expected economic data. During this time, investors flocked to the safety of US Treasuries and pared their exposure to the spread sectors.

Q.	Which strategies contributed to the Fund’s performance during the reporting period?
A.	The largest contributor to performance was the Fund’s overweight exposure to, and security selection in, commercial mortgage-backed securities (CMBS). CMBS spreads continued to narrow from their elevated levels during the credit crisis. (Spread measures the difference between the yields paid on a security versus those paid on comparable

(1)	The federal funds rate, or the “fed funds rate,” is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

39

SMA Relationship Trust—Series T

duration US Treasuries.) Within the sector, the Fund emphasized AAA-rated securities at the top of the capital structure (that is, senior debt)(2).

An overweight to certain asset-backed securities was also rewarded. In particular, the Fund’s exposure to BBB-rated credit card receivables performed well during the review period overall.(3)

Q.	Did any strategies detract from performance?
A.	An overweight to investment grade corporate financials was not rewarded. While they performed well during the first three months of the review period, those gains were erased during the flight to quality that occurred during the last half of the review period.

Q.	What is your outlook for the economy?
A.	While we do not believe that the US economy will experience a double-dip recession, we expect to see more modest economic growth during the second half of 2010. More muted growth will likely be driven by continued high unemployment, relatively modest consumer spending and ongoing weakness in the housing market. Against this backdrop, we believe the Fund is well-positioned, and we will continue to look for what we consider attractively valued opportunities in the marketplace.

(2)	The AAA rating is the highest rating assigned by Standard & Poor’s Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.
(3)	Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.

40

SMA Relationship Trust—Series T

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver
President
SMA Relationship Trust—Series T
Managing Director
UBS Global Asset Management (Americas) Inc.

Michael Dow
Portfolio Manager
SMA Relationship Trust—Series T
Managing Director and Head of US Long Duration
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

41

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 06/30/10

				Since
	6 months	1 year	5 years	inception(1)

SMA Relationship Trust—Series T	6.34%	14.68%	(8.07)%	(5.02)%

Barclays Capital US Credit Index(2)	5.62	14.68	5.31	5.44

Barclays Capital MBS Fixed Rate Index(3)	4.46	7.47	6.25	5.91

(1)	Since inception returns are calculated as of the performance inception date, October 9, 2003, of SMA Relationship Trust—Series T.

(2)	The Barclays Capital US Credit Index is an unmanaged sub-index of the Barclays Capital US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. The US Credit Index includes publicly issued US corporates, specified foreign debentures and secured notes denominated in US dollars. Investors should note that indices do not reflect the deduction of fees and expenses.

(3)	The Barclays Capital MBS Fixed Rate Index is an unmanaged index which primarily covers the agency mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

42

SMA Relationship Trust—Series T

Top ten long-term fixed income holdings (unaudited)(1)
As a percentage of net assets
As of June 30, 2010

Federal National Mortgage Association Pools, #983068,
4.500%, due 05/01/38	7.8%

Federal National Mortgage Association Pools, #990686,
6.000%, due 09/01/38	6.6

Federal National Mortgage Association Pools, #994126,
5.500%, due 11/01/38	6.0

Federal Home Loan Mortgage Corp. Gold Pools, #G04437,
5.000%, due 08/01/37	3.7

US Treasury Bonds,
4.625%, due 02/15/40	3.6

Federal National Mortgage Association Pools,
4.500%, TBA	2.6

Federal National Mortgage Association Pools, #872912,
6.500%, due 06/01/36	2.5

GS Mortgage Securities Corp. II, Series 2006-GG8,
Class A4, 5.560%, due 11/10/39	2.4

US Treasury Notes,
3.625%, due 02/15/20	2.3

Federal National Mortgage Association Pools, #AD3962,
5.000%, due 05/01/40	1.9

Total	39.4%

(1)	Figures represent the direct investments of the SMA Relationship Trust—Series T. Figures could be different if a breakdown of the underlying investment companies was included.

43

SMA Relationship Trust—Series T

Industry diversification (unaudited)(2)
As a percentage of net assets
As of June 30, 2010

Bonds
Corporate bonds
Beverages	0.26%

Biotechnology	0.14

Building products	0.37

Capital markets	0.18

Commercial banks	2.68

Commercial services & supplies	0.22

Communications equipment	0.16

Diversified financial services	2.15

Diversified telecommunication services	0.46

Electric utilities	0.40

Energy equipment & services	0.06

Food products	0.09

Health care providers & services	0.28

Insurance	0.40

Leisure equipment & products	0.13

Media	0.38

Metals & mining	0.15

Oil, gas & consumable fuels	1.18

Pharmaceuticals	0.22

Real estate investment trust (REIT)	0.33

Tobacco	0.13

Wireless telecommunication services	0.24

Total corporate bonds	10.61

Asset-backed securities	5.23

Collateralized debt obligation	0.00

Commercial mortgage-backed securities	5.59

Mortgage & agency debt securities	42.39

Municipal bonds	1.31

Stripped mortgage-backed securities	0.08

US government obligations	8.17

Total bonds	73.38

44

SMA Relationship Trust—Series T

Industry diversification (unaudited) (concluded)(2)
As a percentage of net assets
As of June 30, 2010

Investment companies
UBS Credit Bond Relationship Fund	15.84%

UBS High Yield Relationship Fund	3.52

UBS Opportunistic Emerging Markets Debt Relationship Fund	1.62

Total investment companies	20.98

Short-term investment	7.61

Total investments	101.97

Liabilities, in excess of cash and other assets	(1.97)

Net assets	100.00%

(2)	Figures represent the industry breakdown of direct investments of the SMA Relationship Trust—Series T. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.

45

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—73.38%

Corporate bonds—10.61%

Australia—0.16%
Rio Tinto Finance USA Ltd.,
9.000%, due 05/01/19	$125,000	$164,034

Canada—0.16%
Canadian Natural Resources Ltd.,
5.850%, due 02/01/35	170,000	174,159

Cayman Islands—0.06%
Transocean, Inc.,
6.800%, due 03/15/38	75,000	67,587

France—0.12%
Electricite De France SA,
4.600%, due 01/27/20(1)	125,000	128,375

Isle of Man—0.17%
AngloGold Ashanti Holdings PLC,
5.375%, due 04/15/20	180,000	182,747

Luxembourg—0.68%
Covidien International Finance SA,
4.200%, due 06/15/20	290,000	296,795

Enel Finance International SA,
3.875%, due 10/07/14(1)	300,000	302,447

Telecom Italia Capital SA,
6.375%, due 11/15/33	146,000	130,740

Total Luxembourg corporate bonds		729,982

Mexico—0.24%
America Movil SAB de CV,
5.000%, due 03/30/20(1)	250,000	258,293

Netherlands—0.43%
Shell International Finance BV,
3.100%, due 06/28/15	290,000	294,488

Siemens Financieringsmaatschappij NV,
6.125%, due 08/17/26(1)	145,000	163,514

Total Netherlands corporate bonds		458,002

Netherlands Antilles—0.22%
Teva Pharmaceutical Finance II BV,
3.000%, due 06/15/15	230,000	234,506

46

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United Kingdom—1.31%
Barclays Bank PLC,
5.125%, due 01/08/20	$370,000	$368,041

BP Capital Markets PLC,
3.875%, due 03/10/15	340,000	289,732

Lloyds TSB Bank PLC,
5.800%, due 01/13/20(1)	320,000	302,046

Royal Bank of Scotland Group PLC,
6.400%, due 10/21/19	445,000	451,068

Total United Kingdom corporate bonds		1,410,887

United States—7.06%
Altria Group, Inc.,
9.950%, due 11/10/38	110,000	144,514

Anheuser-Busch InBev Worldwide, Inc.,
4.125%, due 01/15/15	270,000	282,643

Bank of America Corp.,
5.625%, due 07/01/20	640,000	645,083

Cisco Systems, Inc.,
5.900%, due 02/15/39	155,000	172,293

Citigroup, Inc.,
8.500%, due 05/22/19	265,000	315,913

DirecTV Financing Co., Inc.,
7.625%, due 05/15/16	75,000	81,469

ERAC USA Finance Co.,
2.750%, due 07/01/13(1)	290,000	290,891

General Electric Capital Corp.,
6.000%, due 08/07/19	690,000	746,974

Goldman Sachs Group, Inc.,
5.375%, due 03/15/20	160,000	158,098

7.500%, due 02/15/19	225,000	251,500

Hasbro, Inc.,
6.350%, due 03/15/40	140,000	142,625

JP Morgan Chase Capital XXII,
6.450%, due 02/02/37	200,000	188,785

Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	205,000	193,448

47

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(concluded)

United States—(concluded)
Life Technologies Corp.,
6.000%, due 03/01/20	$135,000	$146,193

MetLife, Inc.,
6.400%, due 12/15/36	250,000	220,000

10.750%, due 08/01/39	175,000	207,993

Morgan Stanley,
5.500%, due 01/26/20	675,000	652,995

5.625%, due 09/23/19	200,000	193,482

Motiva Enterprises LLC,
5.750%, due 01/15/20(1)	155,000	170,550

Owens Corning, Inc.,
6.500%, due 12/01/16	375,000	398,996

ProLogis, REIT,
5.625%, due 11/15/15	375,000	359,625

Qwest Corp.,
7.625%, due 06/15/15	340,000	363,800

SLM Corp.,
8.000%, due 03/25/20	200,000	175,637

SunTrust Bank,
7.250%, due 03/15/18	270,000	295,684

Time Warner Cable, Inc.,
6.750%, due 07/01/18	280,000	321,406

Waste Management, Inc.,
4.750%, due 06/30/20	225,000	231,306

Williams Partners LP,
6.300%, due 04/15/40(1)	145,000	145,683

WM Wrigley Jr. Co.,
3.700%, due 06/30/14(1)	90,000	91,031

Total United States corporate bonds		7,588,617

Total corporate bonds (cost—$11,284,478)		11,397,189

Asset-backed securities—5.23%

United States—5.23%
Citibank Credit Card Issuance Trust,
Series 2006-C1, Class C1,
0.748%, due 02/20/15(2)	575,000	550,721

48

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Asset-backed securities—(concluded)

United States—(concluded)
Series 2003-C4, Class C4,
5.000%, due 06/10/15	$525,000	$547,318

Series 2008-C6, Class C6,
6.300%, due 06/20/14	925,000	988,365

Series 2002-C2, Class C2,
6.950%, due 02/18/14	700,000	748,515

Conseco Finance,
Series 2001-C, Class M2,
1.487%, due 08/15/33(2)	968,403	448,852

MBNA Credit Card Master Note Trust,
Series 2004-C2, Class C2,
1.250%, due 11/15/16(2)	600,000	567,941

Series 2003-C7, Class C7,
1.700%, due 03/15/16(2)	850,000	825,239

Series 2004-B1, Class B1,
4.450%, due 08/15/16	700,000	741,020

Morgan Stanley Mortgage Loan Trust,
Series 2006-4SL, Class A1,
0.497%, due 03/25/36(2),(3)	1,479,874	203,483

Total asset-backed securities (cost—$7,205,180)		5,621,454

Collateralized debt obligation—0.00%

Cayman Islands—0.00%
Ansonia CDO Ltd.,
Series 2006-1, Class G,
7.149%, due 07/28/46(1),(3),(4)
(cost—$8,708,005)	8,752,000	0

Commercial mortgage-backed securities—5.59%

United States—5.59%
Banc of America Commercial Mortgage, Inc.,
Series 2007-2, Class AM,
5.877%, due 04/10/49(2)	375,000	295,708

Bear Stearns Commercial Mortgage Securities,
Series 2006-PW14, Class AM,
5.243%, due 12/11/38	210,000	188,597

Commercial Mortgage Pass Through Certificates,
Series 2006-C7, Class AM,
5.986%, due 06/10/46(2)	350,000	302,830

49

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Commercial mortgage-backed securities—(concluded)

United States—(concluded)
GS Mortgage Securities Corp. II,
Series 2006-GG8, Class A4,
5.560%, due 11/10/39	$2,500,000	$2,536,718

Series 2006-RR2, Class H,
5.806%, due 06/23/46(1),(2)	3,991,000	399

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB17, Class AM,
5.464%, due 12/12/43	325,000	275,030

6.064%, due 04/15/45	575,000	504,097

Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A3,
5.765%, due 07/15/45(2)	1,820,000	1,908,265

Total commercial mortgage-backed securities
(cost—$7,900,241)		6,011,644

Mortgage & agency debt securities—42.39%

United States—42.39%
Banc of America Funding Corp.,
Series 2006-I, Class SB2,
3.985%, due 12/20/36(2),(3)	1,020,274	37,240

Series 2007-2, Class B1,
6.068%, due 03/25/37(2),(3)	4,649,273	75,318

Series 2007-2, Class B2,
6.068%, due 03/25/37(2),(3)	4,104,863	2,052

Series 2006-7, Class 1B2,
6.250%, due 09/25/36(3)	1,776,595	17,766

Series 2006-7, Class 1B3,
6.250%, due 09/25/36(3),(5)	244,751	329

Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AR4, Class 2B1,
5.438%, due 03/25/37(2)	4,215,534	26,747

Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2006-13, Class B1,
6.250%, due 09/25/36	84,764	8

Credit Suisse Mortgage Capital Certificates,
Series 2006-4, Class CB1,
5.682%, due 05/25/36(2)	1,696,869	22,916

50

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(continued)

United States—(continued)
Federal Home Loan Mortgage Corp. Gold Pools,(6)
#G04437, 5.000%, due 08/01/37	$3,787,188	$4,011,997

#G02922, 5.500%, due 04/01/37	621,946	673,698

#C56030, 6.000%, due 03/01/31	15,805	17,445

#C55783, 6.500%, due 01/01/29	133,364	148,216

#G00194, 7.500%, due 02/01/24	232,805	262,443

#C00410, 8.000%, due 07/01/25	71,678	82,562

#C37436, 8.000%, due 01/01/30	24,660	28,428

Federal National Mortgage Association Pools,(6)
4.000%, TBA	875,000	886,074

4.000%, TBA	725,000	731,910

4.500%, TBA	2,675,000	2,762,355

#983068, 4.500%, due 05/01/38	8,035,472	8,345,841

5.000%, TBA	25,000	26,355

5.000%, TBA	1,000,000	1,059,573

#975213, 5.000%, due 03/01/38	1,750,877	1,855,357

#975375, 5.000%, due 06/01/38	1,337,375	1,417,180

#931980, 5.000%, due 09/01/39	373,707	395,970

#AD3962, 5.000%, due 05/01/40	1,922,547	2,037,079

#244450, 5.500%, due 11/01/23	90,729	98,462

#555591, 5.500%, due 07/01/33	1,599,625	1,725,196

#994126, 5.500%, due 11/01/38	5,962,057	6,408,317

#708631, 6.000%, due 06/01/33	55,853	62,362

#901999, 6.000%, due 11/01/36	502,166	546,529

#990686, 6.000%, due 09/01/38	6,490,866	7,048,066

#872912, 6.500%, due 06/01/36	2,422,683	2,660,939

#675469, 7.000%, due 04/01/18	60,515	66,011

#253824, 7.000%, due 03/01/31	26,317	29,741

First Horizon Asset Securities, Inc.,
Series 2004-FL1, Class 1A1,
0.617%, due 02/25/35(2)	247,631	183,168

GMAC Mortgage Corp. Loan Trust,
Series 1982, Class 7,
11.625%, due 10/01/12(3),(5)	2,018	2,018

51

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(concluded)

United States—(concluded)
Government National Mortgage Association Pools,
#701813, 4.500%, due 04/15/39	$948,407	$990,107

#2687, 6.000%, due 12/20/28	41,796	46,265

#495814, 6.000%, due 01/15/29	41,754	46,207

#508540, 6.000%, due 02/20/34	456,328	499,221

#486873, 6.500%, due 01/15/29	20,426	22,903

#338523, 8.000%, due 12/15/22	3,921	4,521

#780339, 8.000%, due 12/15/23	32,120	37,037

Merrill Lynch Mortgage Investors, Inc.,
Series 2006-F1, Class M1,
6.000%, due 04/25/36(3)	3,549,805	107,204

Residential Funding Mortgage Securities I,
Series 2006-SA3, Class M1,
5.975%, due 09/25/36(2),(3)	976,670	10,098

Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-10, Class B1I,
4.670%, due 11/25/36(2)	48,210	15

Washington Mutual MSC Mortgage Pass-Through Certificates,
Series 2002-MS6, Class 3A1,
6.500%, due 09/25/32	22,398	23,036

Wells Fargo Mortgage Backed Securities Trust,
Series 2007-5, Class B3,
5.500%, due 05/25/37	591,753	8,262

Total mortgage & agency debt securities (cost—$63,829,748)		45,550,544

Municipal bonds—1.31%

Chicago Transit Authority, Series 2008-A,
6.899%, due 12/01/40	190,000	213,887

Illinois State Taxable Pension, Series 2003,
5.100%, due 06/01/33	395,000	312,761

Los Angeles Unified School District, Series 2010,
6.758%, due 07/01/34	350,000	400,113

New York State Urban Development Corp. Revenue Bonds,
5.770%, due 03/15/39	155,000	159,281

State of California General Obligation Bonds, Series 2009,
7.300%, due 10/01/39	310,000	326,157

Total municipal bonds (cost—$1,373,883)		1,412,199

52

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Stripped mortgage-backed securities—0.08%

United States—0.08%
Federal National Mortgage Association Interest STRIPS, IO,
Series 366, Class 14,
6.000%, due 10/01/35(2),(3),(6)	$171,983	$24,582

Series 366, Class 16,
6.500%, due 10/01/35(2),(3),(6)	298,004	58,765

Total stripped mortgage-backed securities (cost—$51,325)		83,347

US government obligations—8.17%

US Treasury Bonds,
4.625%, due 02/15/40	3,445,000	3,872,393

US Treasury Notes,
1.000%, due 04/30/12	1,650,000	1,662,375

3.500%, due 05/15/20	760,000	795,386

3.625%, due 02/15/20	2,315,000	2,445,941

Total US government obligations (cost—$8,565,615)		8,776,095

Total bonds (cost—$108,918,475)		78,852,472

	Shares

Investment companies—20.98%

UBS Credit Bond Relationship Fund*(7)	1,251,753	17,019,332

UBS High Yield Relationship Fund*(7)	157,411	3,790,494

UBS Opportunistic Emerging Markets
Debt Relationship Fund*(7)	118,773	1,738,122

Total investment companies (cost—$19,464,656)		22,547,948

Short-term investment—7.61%

Investment company—7.61%
JPMorgan Liquid Assets
Money Market Fund, 0.010%(8)
(cost—$8,179,626)	8,179,626	8,179,626

Total investments—101.97% (cost—$136,562,757)		109,580,046

Liabilities, in excess of cash and other assets—(1.97%)		(2,120,160)

Net assets—100.00%		$107,459,886

53

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2010 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$6,146,161

Gross unrealized depreciation	(33,128,872)

Net unrealized depreciation of investments	$(26,982,711)

*	Non-income producing security.
(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of these securities amounted to $1,853,229 or 1.72% of net assets.
(2)	Floating rate security—The interest rates shown are the current rates as of June 30, 2010.
(3)	Security is illiquid. At June 30, 2010, the value of these securities amounted to $538,855 or 0.50% of net assets.
(4)	This security, which represents 0.00% of net assets as of June 30, 2010, is considered restricted. (See restricted security table below for more information.)

06/30/10
			Acquisition		Market
			cost as a	06/30/10	value as a
	Acquisition	Acquisition	percentage of	Market	percentage
Restricted security	dates	cost	net assets	value	of net assets

Ansonia CDO Ltd.,
Series 2006-1, Class G,	10/25/06–
7.149%, due 07/28/46	12/28/06	$8,706,780	8.10%	$0	0.00%

(5)	Securities are being fair valued by a committee under the direction of the Board of Trustees. At June 30, 2010, the value of these securities amounted to $2,347 or 0.00% of net assets.
(6)	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
(7)	Investment in affiliated investment company. See Notes to financial statements for additional information.
(8)	The rate shown reflects the yield at June 30, 2010.
CDO	Collateralized debt obligations
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs

54

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2010 (unaudited)

IO	Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
MSC	Mortgage Securities Corp.
REIT	Real estate investment trust
STRIPS	Bonds that can be subdivided into a series of zero-coupon bonds
TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

Forward foreign currency contracts
SMA Relationship Trust—Series T had the following open forward foreign currency contracts as of June 30, 2010:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Euro	560,000	USD	742,921	08/05/10	$58,054

United States Dollar	179,556	EUR	145,000	08/05/10	(2,224)

United States Dollar	507,077	EUR	415,000	08/05/10	458

Net unrealized appreciation on forward foreign currency contracts					$56,288

Currency type abbreviations:
EUR	Euro
USD	United States Dollar

Futures contracts
SMA Relationship Trust—Series T had the following open futures contracts as of June 30, 2010:

	Expiration	Cost/		Unrealized
	date	(proceeds)	Value	depreciation

US Treasury futures sell contracts:
2 Year US Treasury Notes, 99 contracts (USD)	September 2010	$(21,578,755)	$(21,663,985)	$(85,230)

Currency type abbreviation:
USD	United States Dollar

55

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2010 (unaudited)

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments:

Measurements at 06/30/10

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$11,397,189	$—	$11,397,189

Asset-backed securities	—	5,621,454	—	5,621,454

Collateralized debt obligation	—	—	0	0

Commercial mortgage-backed securities	—	6,011,644	—	6,011,644

Mortgage & agency debt securities	—	45,548,197	2,347	45,550,544

Municipal bonds	—	1,412,199	—	1,412,199

Stripped mortgage-backed securities	—	83,347	—	83,347

US government obligations	—	8,776,095	—	8,776,095

Investment companies	—	22,547,948	—	22,547,948

Short-term investment	—	8,179,626	—	8,179,626

Other financial instruments(1)	(85,230)	56,288	—	(28,942)

Total	$(85,230)	$109,633,987	$2,347	$109,551,104

(1)	Other financial instruments include futures contracts and forward foreign currency contracts.

56

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2010 (unaudited)

Level 3 rollforward disclosure

Measurements using unobservable inputs (Level 3)

			Mortgage &	Stripped
	Asset-backed	Collateralized	agency debt	mortgage-backed
	securities	debt obligation	securities	securities	Total

Assets
Beginning balance	$636,063	$175,040	$2,595	$144,688	$958,386

Total gains or losses (realized/unrealized) included in earnings(1)	30,289	(175,040)	—	77,407	(67,344)

Purchases, sales, issuances, and settlements (net)	(666,352)	—	(577)	(222,095)	(889,024)

Transfers in and/or out of Level 3	—	—	329	—	329

Ending balance	$—	$0	$2,347	$—	$2,347

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/10.	$—	$(4,191,133)	$(106,231)	$—	$(4,297,364)

(1)	Does not include unrealized losses of $106,327 related to transferred assets, presented at their end of period values.

See accompanying notes to financial statements

57

SMA Relationship Trust

Explanation of expense disclosure (unaudited)
As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 to June 30, 2010.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*	Collectively refers to SMA Relationship Trust—Series A, SMA Relationship Trust—Series M and SMA Relationship Trust—Series T.

58

SMA Relationship Trust

Explanation of expense disclosure (unaudited) (concluded)
	Beginning	Ending	Expenses paid
	account value	account value	during period*
Series A	January 1, 2010	June 30, 2010	01/01/10 to 06/30/10

Actual	$1,000.00	$946.00	$—

Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—

	Beginning	Ending	Expenses paid
	account value	account value	during period*
Series M	January 1, 2010	June 30, 2010	01/01/10 to 06/30/10

Actual	$1,000.00	$1,020.30	$—

Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—

	Beginning	Ending	Expenses paid
	account value	account value	during period*
Series T	January 1, 2010	June 30, 2010	01/01/10 to 06/30/10

Actual	$1,000.00	$1,063.40	$—

Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—

*	Expenses are equal to each Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period). UBS Global Asset Management (Americas) Inc., the Funds’ advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of each Fund.

59

SMA Relationship Trust

Statement of assets and liabilities—June 30, 2010 (unaudited)

	Series A	Series M	Series T

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$16,006,420, $204,495,392 and $117,098,101)	$14,927,823	$207,905,195	$87,032,098

Investments in securities of affiliated issuers, at value (cost—$15,085,075, $0 and $19,464,656)	13,204,102	—	22,547,948

Total investments (cost—$31,091,495, $204,495,392 and $136,562,757)	28,131,925	207,905,195	109,580,046

Foreign currency, at value (cost—$200,438, $0 and $0)	198,987	—	—

Cash	—	—	203

Receivables:
Variation margin	47,288	—	4,641

Dividends and interest	11,562	2,360,911	702,453

Foreign tax reclaims	10,657	—	—

Fund shares sold	—	426,487	114,484

Investment securities sold	—	—	9,768,754

Cash collateral for futures contracts	1,878,341	—	79,202

Outstanding swap agreements, at value(1)	53,119	—	—

Unrealized appreciation on forward foreign currency contracts	167,368	—	58,512

Total assets	30,499,247	210,692,593	120,308,295

Liabilities:
Payables:
Fund shares redeemed	11,295	275,706	508,091

Investment securities purchased	—	—	12,338,094

Outstanding swap agreements, at value(1)	48,589	—	—

Unrealized depreciation on forward foreign currency contracts	78,589	—	2,224

Total liabilities	138,473	275,706	12,848,409

Net assets	$30,360,774	$210,416,887	$107,459,886

Net assets consist of:
Beneficial interest	$44,677,746	$232,618,516	$392,994,978

Accumulated undistributed (distributions in excess of) net investment income	30,817	(1,898)	(355,125)

Accumulated net realized loss	(11,828,453)	(25,609,534)	(258,168,314)

Net unrealized appreciation (depreciation)	(2,519,336)	3,409,803	(27,011,653)

Net assets	$30,360,774	$210,416,887	$107,459,886

Shares outstanding	4,688,759	20,850,953	24,435,106

Net asset value, offering and redemption proceeds per share	$6.48	$10.09	$4.40

(1)	Net upfront payments made by Series A on outstanding swap agreements amounted to $(62,881).

See accompanying notes to financial statements

60

SMA Relationship Trust

Statement of operations
For the six months ended June 30, 2010 (unaudited)

	Series A	Series M	Series T

Investment income:
Dividends and other	$118,676	$—	$145

Interest	—	4,117,532	3,763,366

Foreign tax withheld	(6,599)	—	—

Net investment income	112,077	4,117,532	3,763,511

Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:

Investments in unaffiliated issuers	17,395	1,480,533	(22,127,511)

Investments in affiliated issuers	—	—	1,363,856

Futures contracts	(755,206)	—	(121,930)

Swap agreements	85,654	—	—

Forward foreign currency contracts	1,181,863	—	26,750

Foreign currency transactions	(95,248)	—	(184,615)

Net realized gain (loss)	434,458	1,480,533	(21,043,450)

Change in net unrealized
appreciation (depreciation) of:
Investments	(2,711,494)	(1,095,533)	24,544,215

Futures contracts	666,188	—	(85,230)

Swap agreements	(215,982)	—	—

Forward foreign currency contracts	(88,321)	—	56,288

Translation of other assets and liabilities denominated in foreign currency	(1,618)	—	—

Change in net unrealized appreciation (depreciation)	(2,351,227)	(1,095,533)	24,515,273

Net realized and unrealized gain (loss) from investment activities	(1,916,769)	385,000	3,471,823

Net increase (decrease) in net assets resulting from operations	$(1,804,692)	$4,502,532	$7,235,334

See accompanying notes to financial statements

61

SMA Relationship Trust

Statement of changes in net assets

	For the six months ended June 30, 2010 (unaudited)

	Series A	Series M	Series T

From operations:
Net investment income	$112,077	$4,117,532	$3,763,511

Net realized gain (loss) from:
Investment transactions	17,395	1,480,533	(20,763,655)

Futures contracts	(755,206)	—	(121,930)

Swap agreements	85,654	—	—

Forward foreign currency transactions	1,181,863	—	26,750

Foreign currency transactions	(95,248)	—	(184,615)

Change in net unrealized
appreciation (depreciation) of:
Investments	(2,711,494)	(1,095,533)	24,544,215

Futures contracts	666,188	—	(85,230)

Swap agreements	(215,982)	—	—

Foreign forward currency contracts	(88,321)	—	56,288

Translation of other assets and liabilities
denominated in foreign currency	(1,618)	—	—

Net increase (decrease) in net assets
from operations	(1,804,692)	4,502,532	7,235,334

Dividends and distributions to
shareholders from:
Net investment income	—	(4,119,673)	(4,118,636)

From beneficial interest
transactions:
Proceeds from shares sold	5,601,983	30,043,828	14,135,796

Cost of shares redeemed	(3,396,885)	(38,486,885)	(31,921,070)

Net increase (decrease) in net assets
resulting from beneficial
interest transactions	2,205,098	(8,443,057)	(17,785,274)

Increase (decrease) in net assets	400,406	(8,060,198)	(14,668,576)

Net assets, beginning of the period	29,960,368	218,477,085	122,128,462

Net assets, end of the period	$30,360,774	$210,416,887	$107,459,886

Accumulated undistributed
(distributions in excess of)
net investment income	$30,817	$(1,898)	$(355,125)

See accompanying notes to financial statements

62

SMA Relationship Trust

Statement of changes in net assets

	For the year ended December 31, 2009

	Series A	Series M	Series T

From operations:
Net investment income	$246,609	$9,512,621	$3,402,196

Net realized gain (loss) from:

Investment transactions	(5,713,229)	(6,868,665)	(143,134,100)

Futures contracts	(2,963,675)	58,479	—

Swap agreements	(2,035,780)	—	—

Foreign currency transactions	(540,608)	—	—

Change in net unrealized
appreciation (depreciation) of:
Investments	12,625,106	22,156,530	121,054,992

Futures contracts	418,573	465,786	—

Swap agreements	2,502,134	—	—

Foreign forward currency contracts	536,180	—	—

Translation of other assets and liabilities
denominated in foreign currency	(100,019)	—	—

Net increase (decrease) in net assets
from operations	4,975,291	25,324,751	(18,676,912)

Dividends and distributions to
shareholders from:
Net investment income	(850,490)	(9,512,378)	(14,504,140)

From beneficial interest
transactions:
Proceeds from shares sold	14,629,298	49,613,163	100,823,689

Reinvestment of dividends and
distributions	840,653	—	—

Cost of shares redeemed	(13,257,687)	(115,121,954)	(80,635,651)

Net increase (decrease) in net assets
resulting from beneficial
interest transactions	2,212,264	(65,508,791)	20,188,038

Increase (decrease) in net assets	6,337,065	(49,696,418)	(12,993,014)

Net assets:
Net assets, beginning of the year	23,623,303	268,173,503	135,121,476

Net assets, end of the year	$29,960,368	$218,477,085	$122,128,462

Accumulated undistributed
(distributions in excess of)
net investment income	$(81,260)	$243	$—

See accompanying notes to financial statements

63

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64

SMA Relationship Trust—Series A

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six
	months ended		Year ended	For the period
	June 30, 2010		December 31,	ended December
	(unaudited)		2009	31, 2008(3)

Net asset value, beginning of period	$6.85		$5.65	$10.00

Income (loss) from investment
operations:
Net investment income(1)	0.02		0.06	0.12

Net realized and unrealized gain (loss) from investment activities	(0.39)		1.34	(2.44)

Total income (loss) from investment operations	(0.37)		1.40	(2.32)

Dividends/distributions:
From net investment income	—		(0.20)	(0.88)

From net realized gains	—		—	(1.15)

Total dividends/distributions	—		(0.20)	(2.03)

Net asset value, end of period	$6.48		$6.85	$5.65

Total investment return(2)	(5.40)%		23.28%	(21.27)%

Ratios/supplemental data:
Net assets, end of period (000’s)	$30,361		$29,960	$23,623

Ratio of net investment income to average net assets	0.73	%(4)	1.02%	1.72	%(4)

Portfolio turnover	12%		37%	24%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(3)	For the period April 2, 2008 (commencement of operations) to December 31, 2008.
(4)	Annualized.

See accompanying notes to financial statements

65

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six
	months ended
	June 30, 2010
	(unaudited)

Net asset value, beginning of period	$10.08

Income (loss) from investment operations:
Net investment income(1)	0.19

Net realized and unrealized gain (loss) from investment activities	0.01

Total income (loss) from investment operations	0.20

Dividends/distributions:
From net investment income	(0.19)

From net realized gains	—

Total dividends/distributions	(0.19)

Net asset value, end of period	$10.09

Total investment return(2)	2.03%

Ratios/supplemental data:
Net assets, end of period (000’s)	$210,417

Ratio of net investment income to average net assets	3.84	%(4)

Portfolio turnover	51%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.
(3)	Amount represents less than $0.005 per share.
(4)	Annualized.

See accompanying notes to financial statements

66

For the years ended December 31,

2009	2008	2007	2006		2005

$9.45	$10.27	$10.33	$10.20		$10.27

0.40	0.45	0.43	0.42		0.40

0.63	(0.80)	(0.04)	0.13		(0.06)

1.03	(0.35)	0.39	0.55		0.34

(0.40)	(0.46)	(0.43)	(0.42)		(0.38)

—	(0.01)	(0.02)	(0.00	)(3)	(0.03)

(0.40)	(0.47)	(0.45)	(0.42)		(0.41)

$10.08	$9.45	$10.27	$10.33		$10.20

11.08%	(3.52)%	3.79%	5.51%		3.32%

$218,477	$268,174	$752,607	$421,179		$256,668

4.06%	4.44%	4.18%	4.13%		3.88%

61%	60%	119%	156%		149%

67

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six
	months ended
	June 30, 2010
	(unaudited)

Net asset value, beginning of period	$4.28

Income (loss) from investment operations:
Net investment income(1)	0.14

Net realized and unrealized gain (loss) from investment activities	0.14

Total income (loss) from investment operations	0.28

Dividends/distributions:
From net investment income	(0.16)

Net asset value, end of period	$4.40

Total investment return(2)	6.34%

Ratios/supplemental data:
Net assets, end of period (000’s)	$107,460

Ratio of net investment income to average net assets	3.31	%(4)

Portfolio turnover	86%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(3)	Amount represents less than $0.005 per share.
(4)	Annualized.
(5)	Amount represents less than 0.005%.
(6)	The increase in portfolio turnover for the year ended December 31, 2009 is due to the increase in investment securities held directly by the Fund. In prior years, the majority of the Fund’s investments were comprised of investments in other investment companies.

See accompanying notes to financial statements

68

For the years ended December 31,

2009		2008	2007	2006	2005

$5.02		$9.10	$9.78	$9.75	$10.07

0.12		0.00 (3)	0.01	0.00 (3)	0.00	(3)

(0.33)		(3.40)	(0.10)	0.54	0.17

(0.21)		(3.40)	(0.09)	0.54	0.17

(0.53)		(0.68)	(0.59)	(0.51)	(0.49)

$4.28		$5.02	$9.10	$9.78	$9.75

(3.43)%		(39.00)%	(1.06)%	5.68%	1.75%

$122,128		$135,121	$695,737	$513,770	$426,936

2.78%		0.02%	0.08%	0.04%	0.00	%(5)

102	%(6)	9%	21%	19%	19%

69

SMA Relationship Trust

Notes to financial statements (unaudited)

1. Organization and significant accounting policies
SMA Relationship Trust (the “Trust”) is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Trust has three separate investment portfolios available for investment, each having its own investment objectives and policies: Series A, Series M and Series T (each a “Fund”, and collectively, the “Funds”). Each series covered by this report is non-diversified except for SMA Relationship Trust—Series T, which is diversified. The investment objective of Series A is to maximize total return consisting of capital appreciation and current income. Series A pursues its investment objective by investing in securities and financial instruments to gain exposure to the global equity, global fixed income and cash equivalents markets, including global currencies. The investment objective of Series M is to seek total return, consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series.

The preparation of financial statements in accordance with US generally accepted accounting principles (“GAAP”) requires the Trust’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

The Financial Accounting Standards Board (“FASB”) has established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the

70

SMA Relationship Trust

Notes to financial statements (unaudited)

preparation of financial statements in conformity with GAAP. The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority.

A. Valuation of investments—Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange

71

SMA Relationship Trust

Notes to financial statements (unaudited)

rates are generally determined as of the close of the New York Stock Exchange (”NYSE”).

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily

72

SMA Relationship Trust

Notes to financial statements (unaudited)

available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update Improving Disclosures about Fair Value Measurements (“ASU No. 2010-06”). ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fell in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. The Funds adopted the new disclosures during the reporting period and did not have any transfers between Level 1 and Level 2.

The provisions of Accounting Standards Codification Topic 815 Derivatives and Hedging (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and

73

SMA Relationship Trust

Notes to financial statements (unaudited)

disclosures about credit-risk-related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of the Funds is consistent with the derivative activity during the period ended June 30, 2010. SMA Relationship Trust—Series A is a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements); however, the Funds are not aware of any additional credit risk contingent features on other derivative contracts held by the Funds.

Disclosure of derivatives by underlying risk for each Fund as of and for the period ended June 30, 2010 is as follows:

SMA Relationship Trust—Series A

	Asset derivatives

	Foreign
	exchange	Credit	Equity
	risk	risk	risk	Total

Forward contracts(1)	$167,368	$—	$—	$167,368

Futures contracts(2)	—	—	880,992	880,992

Swap agreements(1)	—	53,119	—	53,119

Total value	$167,368	$53,119	$880,992	$1,101,479

(1)	Statement of assets and liabilities location: Swap agreements, at value and unrealized appreciation on forward foreign currency contracts.
(2)	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

SMA Relationship Trust

Notes to financial statements (unaudited)

SMA Relationship Trust—Series A

		Liability derivatives

		Foreign
	Interest	exchange	Credit	Equity
	rate risk	risk	risk	risk	Total

Forward contracts(1)	$—	$(78,589)	$—	$—	$(78,589)

Futures contracts(2)	(124,257)	—	—	(342,138)	(466,395)

Swap agreements(1)	—	—	(48,589)	—	(48,589)

Total value	$(124,257)	$(78,589)	$(48,589)	$(342,138)	$(593,573)

(1)	Statement of assets and liabilities location: Swap agreements, at value and unrealized depreciation on forward foreign currency contracts.
(2)	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the period ended June 30, 2010, were as follows:

SMA Relationship Trust—Series A

		Foreign
	Interest	exchange	Credit	Equity
	rate risk	risk	risk	risk	Total

Net realized gain/(loss)(1)
Forward contracts	$—	$1,181,863	$—	$—	$1,181,863

Futures contracts	(173,348)	—	—	(581,858)	(755,206)

Swap agreements	—	—	85,654	—	85,654

Total net realized
gain/(loss)	$(173,348)	$1,181,863	$85,654	$(581,858)	$512,311

Net change in
unrealized
appreciation/
(depreciation)(2)
Forward contracts	$—	$(88,321)	$—	$—	$(88,321)

Futures contracts	(35,537)	—	—	701,725	666,188

Swap agreements	—	—	(215,982)	—	(215,982)

Total net change
in unrealized
appreciation/
(depreciation)	$(35,537)	$(88,321)	$(215,982)	$701,725	$361,885

(1)	Statement of operations location: Net realized gain/(loss) from futures contracts, swap agreements, and forward foreign currency contracts.
(2)	Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, swap agreements, and forward foreign currency contracts.

SMA Relationship Trust

Notes to financial statements (unaudited)

SMA Relationship Trust—Series T

	Asset derivatives

	Foreign
	exchange risk	Total

Forward contracts(1)	$58,512	$58,512

Total value	$58,512	$58,512

(1)	Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

SMA Relationship Trust—Series T

	Liability derivatives

		Foreign
	Interest	exchange
	rate risk	risk	Total

Forward contracts(1)	$—	$(2,224)	$(2,224)

Futures contracts(2)	(85,230)	—	(85,230)

Total value	$(85,230)	$(2,224)	$(87,454)

(1)	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.
(2)	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the period ended June 30, 2010, were as follows:

SMA Relationship Trust—Series T

		Foreign
	Interest	exchange
	rate risk	risk	Total

Net realized gain/(loss)(1)
Forward contracts	$—	$26,750	$26,750

Futures contracts	(121,930)	—	(121,930)

Total net realized gain/(loss)	$(121,930)	$26,750	$(95,180)

Net change in unrealized
appreciation/
(depreciation)(2)
Forward contracts	$—	$56,288	$56,288

Futures contracts	(85,230)	—	(85,230)

Total net change in unrealized
appreciation/(depreciation)	$(85,230)	$56,288	$(28,942)

SMA Relationship Trust

Notes to financial statements (unaudited)

(1)	Statement of operations location: Net realized gain/(loss) from futures contracts and forward foreign currency transactions.
(2)	Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts and forward foreign currency contracts.

B. Restricted securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Portfolio of investments.

C. Foreign currency translation—The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D. Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Discounts are accreted and

SMA Relationship Trust

Notes to financial statements (unaudited)

premiums are amortized as adjustments to interest income and the identified cost of investments.

E. Forward foreign currency contracts—A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. Series A and Series T may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A Fund may also use forward contracts in an attempt to enhance overall total return or to gain exposure to certain markets. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

Series A and Series T will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, it’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consummation of such forward contracts. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts—Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, to manage the average duration of the Fund, or either

SMA Relationship Trust

Notes to financial statements (unaudited)

as a hedge or to enhance the Funds’ overall total return. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis—Series A and Series T may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds’ records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements—Each Fund may engage in swap agreements, including but not limited to interest rate, credit default and total return swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

SMA Relationship Trust

Notes to financial statements (unaudited)

Each Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap agreement is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return or payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity

SMA Relationship Trust

Notes to financial statements (unaudited)

dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2010 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on credit indices—sell protection” in the Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and

SMA Relationship Trust

Notes to financial statements (unaudited)

are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Funds would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I. Purchased options—Certain Funds may purchase put and call options on foreign or US securities and indices and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

J. Dividends and distributions—It is each Fund’s policy to distribute its respective net investment income, if any, monthly, except for Series A, which will distribute its respective net investment income, if any, annually. The Funds will distribute their respective net capital gains, if any, typically in December. The Funds may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Dividends and distributions to shareholder sare recorded on the ex-distribution date. The amounts of

SMA Relationship Trust

Notes to financial statements (unaudited)

dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

K. Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

2. Investment advisory and administration fees and other transactions with affiliates—The Funds’ Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM under which UBS Global AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract,

SMA Relationship Trust

Notes to financial statements (unaudited)

the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM.

UBS Global AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Funds.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. The Funds pay no management fees to these affiliated investment companies. Investments in affiliated investment companies for the period ended June 30, 2010 were as follows:

Series A

Affiliated				Net	Change in net
investment	Value		Sales	realized	unrealized	Value	% of
companies	12/31/09	Purchases	proceeds	gain	(depreciation)	6/30/10	net assets

UBS U.S. Equity Alpha
Relationship Fund	$6,164,766	$1,950,000	$—	$—	$(852,613)	$7,262,153	23.92%

UBS U.S. Large Cap
Growth Equity
Relationship Fund	5,445,009	1,100,000	—	—	(603,060)	5,941,949	19.57

	$11,609,775	$3,050,000	$—	$—	$(1,455,673)	$13,204,102	43.49%

Series T

					Change in net
Affiliated				Net	unrealized
investment	Value		Sales	realized	appreciation	Value	% of
companies	12/31/09	Purchases	proceeds	gain	(depreciation)	6/30/10	net assets

UBS Credit Bond
Relationship Fund(1)	$29,390,507	$—	$13,500,000	$1,147,842	$(19,017)	$17,019,332	15.84%

UBS High Yield
Relationship Fund	3,760,909	1,000,000	1,100,000	127,722	1,863	3,790,494	3.52

UBS Opportunistic
Emerging Markets
Debt Relationship Fund	3,453,212	—	1,865,000	88,292	61,618	1,738,122	1.62

	$36,604,628	$1,000,000	$16,465,000	$1,363,856	$44,464	$22,547,948	20.98%

(1)	Formerly UBS Corporate Bond Relationship Fund.

Series M did not have any investments in affiliated investment companies during the period ended June 30, 2010.

SMA Relationship Trust

Notes to financial statements (unaudited)

3. Purchases and sales of securities
For the period ended June 30, 2010, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds

Series A	$5,561,804	$3,134,271

Series M	109,162,735	117,596,086

Series T	66,425,162	91,931,368

For the period ended June 30, 2010, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds

Series T	$29,017,796	$22,714,922

4. Federal income taxes
It is each Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended December 31, 2009 were as follows:

	2009

	Distributions paid
	from ordinary	Total distributions
Fund	income	paid

Series A	$850,490	$850,490

Series M	9,512,378 (1)	9,512,378

Series T	14,504,140	14,504,140

(1)	$9,494,662 considered tax exempt.

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust’s fiscal year ending December 31, 2010.

SMA Relationship Trust

Notes to financial statements (unaudited)

At December 31, 2009, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates—December 31,

Fund	2014	2015	2016	2017

Series A	$—	$—	$—	$11,565,909

Series M	—	—	16,586,487	10,396,958

Series T	1,783,640	—	109,991,161	115,570,788

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended December 31, 2009, Series A incurred, and elected to defer, $660,932 of net realized capital losses and $12,063 of net realized foreign currency losses and Series T incurred, and elected to defer, $9,748,329 of net realized capital losses.

As of and during the period ended June 30, 2010, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the period ended June 30, 2010, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

5. Shares of beneficial interest
For the period ended June 30, 2010 and year ended December 31, 2009, transactions in shares of beneficial interest for each of the Funds were as follows:

Period ended June 30, 2010

		Shares issued on		Net increase
		reinvestment of	Shares	(decrease) in
Fund	Shares sold	distributions	repurchased	shares outstanding

Series A	816,785	—	(502,050)	314,735

Series M	2,974,181	—	(3,808,248)	(834,067)

Series T	3,248,181	—	(7,318,915)	(4,070,734)

SMA Relationship Trust

Notes to financial statements (unaudited)

Year ended December 31, 2009

		Shares issued on		Net increase
		reinvestment of	Shares	(decrease) in
Fund	Shares sold	distributions	repurchased	shares outstanding

Series A	2,374,173	123,082	(2,304,725)	192,530

Series M	5,010,560	—	(11,694,607)	(6,684,047)

Series T	19,994,428	—	(18,391,855)	1,602,573

SMA Relationship Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record
You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

SMA Relationship Trust

Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the “Board”) of SMA Relationship Trust (the “Trust”), held on June 3 and 4, 2010 (the “Meeting”), the Board, consisting entirely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreements (the “Advisory Agreements”) between the Trust and the Advisor for Series A, Series M and Series T (each a “Fund,” and together, the “Funds”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 28, 2010, June 3, 2010 and June 4, 2010, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services—In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the

SMA Relationship Trust

Board approval of investment advisory agreements (unaudited)

scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds’ investment performance and investment strategies.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust including administration services provided by the Advisor and underwriting services provided by UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”). The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund’s shareholders.

Performance—In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe for the one-year, three-year, five-year and since inception periods, as applicable. In reviewing the Lipper Reports, the Board noted that Series A had appeared in one of the top three performance quintiles for each performance period. At the Board’s request, the Advisor addressed the performance data for Series T, which had appeared in the lowest performance quintile for each of the applicable

SMA Relationship Trust

Board approval of investment advisory agreements (unaudited)

performance periods, as well as the performance data for Series M, which appeared in the lowest performance quintile for the one-year period.

The Advisor explained that prior to April 30, 2009, Series T was a fund of funds that only invested in up to four portfolios of the UBS Relationship Funds. Two of the funds in which Series T invested had underperformed their peers during most of the applicable performance periods. The Advisor explained that the turmoil in the sub-prime mortgage and credit markets was a cause for the underlying funds’ performance issues, describing in particular one of the underlying fund’s allocation to mortgage-and asset-backed securities, including exposure to non-agency mortgage-backed securities and the effects of such investments on performance. The Advisor noted that because Series T did not have the ability to purchase individual securities directly prior to April 30, 2009, Series T was unable to reallocate its exposure from non-agency mortgage-backed securities to the better-performing agency mortgage-backed securities as quickly as other funds managed by the Advisor. The Advisor also noted that unlike a number of its peers, Series T maintained nominal exposure to high yield and emerging markets securities, both of which posted significant returns for the one-year period, which negatively impacted Series T’s performance relative to its peers The Advisor noted that the Board approved changes to Series T’s investment guidelines that would provide Series T with the flexibility to invest a larger percentage of its assets in the high yield debt and emerging markets debt asset classes at a Board meeting held in April 2010. The Advisor stated that it believes that the strategy change permitting Series T to invest in portfolio securities directly and the greater flexibility with respect to investment in high yield and emerging markets debt securities will address the performance issues of Series T.

With respect to the performance of Series M, the Advisor explained that Series M’s one-year performance lagged that of its peers largely because the investment strategy for Series M focuses on investments in high quality municipal securities, which underperformed lower quality municipal securities during the period. The Advisor noted that the investment strategy for Series M is intended to place a high priority on preserving principal and minimizing volatility, which the Advisor believes is best achieved by investing in higher credit quality securities. The Advisor stated that Series M has provided consistent returns over the long-term and noted that Series M had appeared in one of the top two performance quintiles for each of the other performance periods.

SMA Relationship Trust

Board approval of investment advisory agreements (unaudited)

The Board concluded that the Advisor’s explanations provided a sound basis for understanding the performance of Series T and Series M in comparison to their peer universes. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor’s efforts to address the underperformance issues of Series T.

Costs and expenses—The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements and that the Advisor assumes all the ordinary operating expenses for the Funds.

Profitability—In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Funds, including the investment by wrap fee clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because each Fund was not charged an advisory fee under its Advisory Agreement.

SMA Relationship Trust

Board approval of investment advisory agreements (unaudited)

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

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Trustees
Frank K. Reilly	John J. Murphy
Chairman
Edward M. Roob
Walter E. Auch
Abbie J. Smith
Adela Cepeda
J. Mikesell Thomas

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
One North Wacker Drive
Chicago, IL 60606-2807

The financial information included herein is taken from the records of the Funds without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

© 2010 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
One North Wacker Drive
Chicago, IL 60606-2807

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)     Included as part of the report to shareholders filed under Item 1 of this form.
(b)     Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of Mark Kemper, the Secretary of the SMA Relationship Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	September 8, 2010